Trade and other payables	6 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	December 31, 2024	June 30, 2024

	(In thousands of US Dollars)
Trade payables	975	1,184
Accrued expenses	3,924	3,749
Goods and Service Tax payable	541	—
Other payables	345	225
	5,785	5,157
Trade payables and accrued expenses as at December 31, 2024 and December 31, 2023, are predominantly made of consulting and advice costs, and an accrual for excise tax ($2.9 million) to reflect the cash payment of the U.S. Federal Government Inflation Reduction Act of 2022 1% excise tax for the repurchases of stock. The Inflation Reduction Act imposes a 1% excise tax on the fair market value of stock repurchases made by covered corporations after December 31, 2023.